UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

Rosecliff Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 5th Avenue 34th Floor New York, New York	10153
(Address of principal executive offices)	(Zip Code)

(212) 492-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RCLFU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	RCLF	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RCLFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 17, 2021, Rosecliff Acquisition Corp I (the “Company”) completed its initial public offering (the “IPO”) of 25,300,000 units (the “Units”), including the issuance of 3,300,000 Units as a result of the underwriter’s exercise in full of its option to purchase additional Units. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,706,667 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Rosecliff Acquisition Sponsor I LLC (the “Sponsor”), at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,060,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, as long as the Sponsor or its permitted transferees beneficially own the Private Placement Warrants, the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and: (1) will not be redeemable by the Company (except as described in the Company’s prospectus); and (2) may be exercised by the holders on a cashless basis.

A total of $253,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation (A) to modify the substance or timing of the Company's obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-252478):

●	Amended and Restated Certificate of Incorporation of the Company.

●	An Underwriting Agreement, dated February 11, 2021, between the Company and BTIG, LLC, as representative of the underwriters.

●	A Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated February 11, 2021, between the Company and each of the Sponsor, the Company’s officers and directors and certain other security holders.

●	An Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated February 11, between the Company and each of the Sponsor and certain other security holders.

●	A Support Services Agreement, dated February 11, 2021, between the Company and the Sponsor.

●	A Sponsor Warrants Purchase Agreement, dated February 11, 2021, between the Company and the Sponsor.

●	An Indemnity Agreement, dated February 11, 2021, between the Company and Michael P. Murphy.

●	An Indemnity Agreement, dated February 11, 2021, between the Company and Jordan Zimmerman.

●	An Indemnity Agreement, dated February 11, 2021, between the Company and Kieran Goodwin.

●	An Indemnity Agreement, dated February 11, 2021, between the Company and Brian Radecki.

●	An Indemnity Agreement, dated February 11, 2021, between the Company and Heather Bellini.

●	An Indemnity Agreement, dated February 11, 2021, between the Company and Frank S. Edmonds.

On February 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 11, 2021, between the Company and BTIG, LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 11, 2021, between the Company and each of the Sponsor, the Company’s officers and directors and certain other security holders.

10.2	Investment Management Trust Agreement, dated February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 11, 2021, between the Company and each of the Sponsor and certain other security holders.

10.4	Support Services Agreement, dated February 11, 2021, between the Company and the Sponsor.

10.5	Sponsor Warrants Purchase Agreement, dated February 11, 2021, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated February 11, 2021, between the Company and Michael P. Murphy.

10.7	Indemnity Agreement, dated February 11, 2021, between the Company and Jordan Zimmerman.

10.8	Indemnity Agreement, dated February 11, 2021, between the Company and Kieran Goodwin.

10.9	Indemnity Agreement, dated February 11, 2021, between the Company and Brian Radecki.

10.10	Indemnity Agreement, dated February 11, 2021, between the Company and Heather Bellini.

10.11	Indemnity Agreement, dated February 11, 2021, between the Company and Frank S. Edmonds.

99.1	Press Release, announcing the pricing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosecliff Acquisition Corp I

Date: February 17, 2021	By:	/s/ Michael P. Murphy
	Name:	Michael P. Murphy
	Title:	Chief Executive Officer

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